                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 30, 2005
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                      0-19907               48-1109495
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(State or other jurisdiction      (Commission           (IRS Employer
 of incorporation)                File Number)          Identification No.)

  224 East Douglas, Suite 700, Wichita, KS             67202
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   (Address of principal executive offices)          (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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            On  June  30,  2005,  Lone  Star  Steakhouse  &  Saloon,  Inc.  (the
"Company")  issued a press  release  announcing  that the Board of Directors had declared the Company's  quarterly  cash  dividend of $.195 per share.  The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)         Exhibits

            EXHIBIT NO.             EXHIBITS

               99.1                 Press Release dated June 30, 2005

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONE STAR STEAKHOUSE & SALOON,
                                    INC.

Dated: June 30, 2005                By: /s/ John D. White
                                        ----------------------------------------
                                        Name:       John D. White
                                        Title:      Executive Vice President